Note 4 - Segmental Financial Information	6 Months Ended
Jun. 30, 2021
Notes to Financial Statements
Segment Reporting Disclosure [Text Block]

4. Segmental Financial Information

Since June 14, 2021 (Note 3(d)), the Company has two reportable segments from which it derives its revenues: (1) container vessels segment and (2) dry bulk vessels segment. The reportable segments reflect the internal organization of the Company and are strategic businesses that offer different services. The container vessel business segment consists of transportation of containerized products through ownership and trading of container vessels. The dry bulk business segment consists of transportation of dry bulk cargoes through ownership and trading of dry bulk vessels.

The tables below present information about the Company's reportable segments as of June 30, 2021, and for the six-month period then ended. The Company measures segment performance based on net income. Items included in the segment net income are allocated to the extent that the items are directly or indirectly attributable to the segments. Items are allocated by indirect calculation and the allocation keys are defined on the basis of each segment’s drawing on key resources. The Other segment includes items that due to their nature are not allocated to any of the Company’s reportable segments. As of June 30, 2021 and for the six-month period then ended, Other segment includes equity securities investment fair value measurement related balance and income as well as equity method investments’ balances and income. Summarized financial information concerning each of the Company's reportable segments is as follows:

For the six-month period ended June 30, 2021
	Container vessels segment	Dry bulk vessels segment	Other	Total
Voyage revenue	$292,625	$870	$-	$293,495
Net Income	$102,316	$396	$56,045	$158,757
Total Assets	$3,742,928	$103,221	$82,049	$3,928,198